UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 15, 2019

Blueprint Medicines Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-37359	26-3632015
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

45 Sidney Street Cambridge, Massachusetts	02139
(Address of principal executive offices)	(Zip Code)

 Registrant’s telephone number, including area code: (617) 374-7580

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	BPMC	Nasdaq Global Select Market

Item 1.01 Entry into a Material Definitive Agreement.

On October 15, 2019, Blueprint Medicines Corporation (the “Company”) entered into a license agreement (the “Agreement”) with Clementia Pharmaceuticals, Inc. (“Clementia”), a wholly-owned subsidiary of Ipsen S.A. Under the Agreement, the Company granted an exclusive, worldwide, royalty-bearing license to Clementia to develop and commercialize BLU-782, the Company’s oral, highly selective investigational ALK2 inhibitor in Phase 1 clinical development for the treatment of fibrodysplasia ossificans progressiva (“FOP”), as well as specified other compounds related to the BLU-782 program (the “Licensed Products”).

Subject to the terms of the Agreement, the Company will be eligible to receive up to $535.0 million in upfront, milestone and other payments, including an upfront cash payment of $25.0 million and up to $510.0 million in other payments and potential development, regulatory and sales-based milestone payments for Licensed Products. In addition, Clementia is obligated to pay to the Company royalties on aggregate annual worldwide net sales of Licensed Products at tiered percentage rates ranging from the low- to mid-teens, subject to adjustment in specified circumstances under the Agreement, and to purchase specified manufacturing inventory from the Company.

Under the terms of the Agreement, the Company will be responsible for specified activities during a transition period, including the completion of all activities necessary for database lock for its ongoing Phase 1 clinical trial in healthy volunteers, and Clementia will be responsible for conducting all other development and commercialization activities related to the Licensed Products, including the design, timing and conduct of any Phase 2 clinical trial evaluating BLU-782 for the treatment of FOP.

During the term of the Agreement, the Company has agreed not to exploit any compound covered by the licensed patents for the treatment of FOP or multiple osteochondromas (“MO”). In addition, with respect to any small molecule compound not covered by the licensed patents, the Company has agreed not to research, develop or manufacture any small molecule compound for the treatment of FOP or MO for a period of five years from the effective date of the Agreement and not to commercialize any small molecule compound for the treatment of FOP or MO for a period of seven years from the effective date of the Agreement.

Unless earlier terminated in accordance with the terms of the Agreement, the Agreement will expire on a country-by-country, Licensed Product-by-Licensed Product basis on the date when no royalty payments are or will become due. Clementia may terminate the Agreement at any time on or after the second anniversary of the effective date of the Agreement upon at least 12 months’ prior written notice to the Company, which cannot be delivered before the first anniversary of the effective date of the Agreement. Either party may terminate the Agreement for the other party’s uncured material breach or insolvency and in certain other circumstances agreed to by the parties. In certain termination circumstances, the Company is entitled to retain specified licenses to be able to continue to exploit the Licensed Products.

The foregoing description of the material terms of the Agreement is qualified in its entirety by reference to the complete text of the Agreement, which the Company intends to file, with confidential terms redacted, with the SEC as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2019.

Item 7.01 Regulation FD Disclosure.

On October 16, 2019, the Company issued a press release regarding the Agreement, a copy of which is being furnished as Exhibit 99.1 to this Current Report on Form 8-K (this “Form 8-K”). The information in this Item 7.01 and Exhibit 99.1 attached hereto is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

Based on its current operating plans, the Company expects that its cash, cash equivalents and investments of $667.3 million as of June 30, 2019, together with the $25.0 million upfront cash payment but excluding any potential option fees, milestone payments or other payments under its existing collaborations or the Agreement, will be sufficient to enable it to fund its operating expenses and capital expenditure requirements into the second half of 2021.

Forward-Looking Statements

This Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, including, without limitation, statements regarding the potential development and commercialization of BLU-782 or any other Licensed Products by Clementia under the Agreement; potential payments under the Agreement, including the upfront payment and any milestone, royalty or other payments; potential benefits of the Agreement between the Company and Clementia; expectations regarding the Company’s existing and future cash, cash equivalents and investments; and the Company’s strategy, goals and anticipated milestones, business plans and focus. The words “may,” “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “target” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Any forward-looking statements in this Form 8-K are based on management’s current expectations and beliefs and are subject to a number of risks, uncertainties and important factors that may cause actual events or results to differ materially from those expressed or implied by any forward-looking statements contained in this Form 8-K, including, without limitation, risks and uncertainties related to the delay of any current or planned clinical trials or the development of the Company’s drug candidates or the Licensed Products, including BLU-782; the ability of the Company and Clementia to terminate the Agreement under specified circumstances; preclinical and clinical results for BLU-782 that may not support further development of such drug candidate, including expectations that such results may be predictive of the results in future clinical trials; actions of regulatory agencies, which may affect the initiation, timing and progress of clinical trials or the regulatory pathway for the Licensed Products; and Clementia’s ability to successfully develop and commercialize the Licensed Products, including BLU-782. These and other risks and uncertainties are described in greater detail in the section entitled “Risk Factors” in Blueprint Medicines’ filings with the SEC, including the Company’s most recent Quarterly Report on Form 10-Q and any other filings that the Company has made or may make with the SEC in the future. Any forward-looking statements contained in this Form 8-K represent the Company’s views only as of the date hereof and should not be relied upon as representing its views as of any subsequent date. Except as required by law, the Company explicitly disclaims any obligation to update any forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press release issued by Blueprint Medicines Corporation on October 16, 2019
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUEPRINT MEDICINES CORPORATION

Date: October 16, 2019	By:	/s/ Jeffrey W. Albers
Jeffrey W. Albers
Chief Executive Officer

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